Exhibit 4.1

. ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# CLASSA COMMON SHARES CLASSA COMMON SHARES PO PAR VALUE US$0.01 MR ADD ADD ADD ADD 4 3 2 1 A Box Teekay DESIGNATION SAMPLE 43004, Certificate Shares (IF Number * * 000000 **** **** **** **** ** * * * 000000 **** **** **** **** * ANY) ZQ00000000 Tankers **** 000000 **** **** **** **** Providence **** * 000000 **** **** **** *** RI Ltd TEEKAY TANKERS LTD. **** ** 000000 **** **** **** ** . FORMED UNDER THE LAWS OF BERMUDA 02940 ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample SEE REVERSE FOR CERTAIN DEFINITIONS— **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David THIS CERTIFIES THAT Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. MR. Alexander David SAMPLE Sample **** Mr. Alexander David &Sample MRS. **** Mr. Alexander SAMPLE David Sample **** Mr. Alexander & David Sample **** Mr. 3004 Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr Alexander David Sample **** Mr. Alexander David Sample **** CUSIP G8726X 10 6 Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander MR. David Sample SAMPLE **** Mr. Alexander David Sample **** &Mr. Alexander MRS. David Sample SAMPLE **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample is the owner of **000000**Shares **** 000000 **Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares ****
000000**Shares **** 000000**Shares*** *000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 0 THIS CERTIFICATE IS TRANSFERABLE IN 00000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 00 ***ZERO HUNDRED THOUSAND 0000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000 CITIES DESIGNATED BY THE TRANSFER 000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 0000 AGENT, AVAILABLE ONLINE AT 00**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 00000 0**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000 ZERO HUNDRED AND ZERO*** www.computershare.com **Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000* *Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000** Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**Shares **** 000000**S FULLY-PAID AND NON-ASSESSABLE CLASS A COMMON SHARES OF PAR VALUE US$0.01 EACH OF Teekay Tankers Ltd. (hereinafter called the “Company”), held subject to the Memorandum of Continuance Total DTC and Bye-laws of the Company (copies of which are on file with the Company and with the Transfer Agent) and Holder transferable in accordance therewith. This Certificate is not valid unless countersigned and registered by the Number Certificateof Insurance ID Transfer Agent and Registrar. Value Transaction Shares CUSIP/IDENTIFIER Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Numbers DATED DD-MMM-YYYY Director, President & CEO YTANKE COUNTERSIGNED AND REGISTERED: R KA S 12345678901234512345678 L COMPUTERSHARE TRUST COMPANY, N.A. Num/No E E T Denom. D TRANSFERAGENT AND REGISTRAR, 666 555 444 333 222 111 T Bermuda . XXXXXX 2024 Total. 7 00.1,000,000 XX 123456 XXXXXXXXXX X By Secretary AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM—as tenants in common UNIF GIFT MIN ACT — Custodian (Cust) (Minor) TEN ENT —as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN—as joint tenants with right of survivorship UNIFTRF MIN ACT— Custodian (until age ) and not as tenants in common (Cust) .under Uniform Transfers to Minors Act (Minor) (State) Additional abbreviations may also be used though not in the above list. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, POWERS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED, AND THE DESIGNATION, POWERS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF EACH SUCH SERIES SO FAR AS THE SAME HAVE BEEN FIXED, AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED SHARE CERTIFICATE, OR SUCHOWNER’S LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, hereby sell, assign and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) Class A common shares represented by the within Certificate, and such shares are subject to the Memorandum of Continuance and Bye-laws of the Company and are transferable in accordance therewith. Dated: 20 Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. The IRS requires that the named transfer agent (“we”) report the cost basis of certain shares or units acquired after January 1, 2011. If your shares or units are covered by the legislation, and you requested to sell or transfer the shares or units using a specific cost basis calculation method, then we have processed as you requested. If you did not specify a cost basis calculation method, then we have defaulted to the first in, first out (FIFO) method. Please consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with the issuer or do not have any activity in your account for the time period specified by state law, your property may become subject to state unclaimed property laws and transferred to the appropriate state.